Exhibit 10.1

THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 14, 2014 and effective as of September 30, 2014, and entered into by and among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), and for purposes of Section 8 hereof, the other Loan Parties listed on the signature pages hereto. Capitalized terms used but not defined herein having the meaning given them in the Credit Agreement (as hereinafter defined).

Recitals

Whereas, the Borrower, the Lenders from time to time party thereto, the Agents and the other parties thereto have entered into that certain Credit Agreement dated as of September 30, 2013, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 2013 and as amended by that certain Second Amendment to Credit Agreement dated as of May 14, 2014 (as amended, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

Whereas, the Borrower has requested an amendment and waiver to the Credit Agreement, pursuant to and in accordance with Section 9.08(a) of the Credit Agreement; and

Whereas, the Required Lenders and the Agents are willing to agree to the amendment and waiver requested by the Borrower, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, Required Lenders and Agents agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement shall be amended as follows:

(a) The following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Third Amendment” shall mean that certain Third Amendment and Waiver to Credit Agreement, dated as of November 14, 2014 and effective as of September 30, 2014, by and among the Borrower, the Loan Parties, the Required Lenders, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.

“Third Amendment Effective Date” shall have the meaning set forth in Section 6 of the Third Amendment.

(b) The following definition shall be replaced in its entirety with the following:

“Applicable Margin” shall mean (a) with respect to the Loans that are EuroDollar Loans, (i) 7.25% from the Closing Date to September 29, 2014 and (ii) 9.25% from and after September 30, 2014; and (b) with respect to Loans that are ABR Loans, (i) 6.25% from the Closing Date to September 29, 2014 and (ii) 8.25% from and after September 30, 2014.

2. WAIVER. The Required Lenders hereby waive (a) the requirement of Section 6.13 of the Credit Agreement that the Risk-Based Capital Ratio for any Regulated Insurance Subsidiary shall be greater than 350% as of September 30, 2014 (“Designated Event”), (b) any other Default or Event of Default or any other breach of the Credit Agreement or any other Loan Document related to, or arising from, the Designated Event, and (c) any other Default or Event of Default or any other breach of the Credit Agreement or any other Loan Document arising out of any failure by Borrower to provide any notice of the Designated Event.

3. COVENANTS OF THE BORROWER.

(a) The Borrower shall pay to the Administrative Agent on or before March 31, 2015, for the account of each Lender which has consented to the Third Amendment as of the Third Amendment Effective Date, a non-refundable cash fee (the “Delayed Amendment Fee”) in an amount equal to 0.50% of the aggregate principal amount of outstanding Term Loans held by each such Lender, which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter, and shall be fully earned and due and payable on March 31, 2015. The parties hereto agree and acknowledge that the Delayed Amendment Fee will be payable by the Borrower in addition to the Initial Amendment Fee paid on the Third Amendment Effective Date in accordance with Section 5.3 below.

(b) The Borrower shall participate in a conference call with the Administrative Agent and Lenders every two weeks to be held at such time as may be agreed to by Borrower and Administrative Agent.

(c) On or prior to December 5, 2014, the Borrower shall deliver to the Administrative Agent a detailed consolidated and consolidating monthly budget for the fiscal year ending December 31, 2015 (including a projected consolidated and consolidating balance sheet, income statement and related statements of projected operations and cash flows as of the end of and for such following fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(d) The Borrower shall deliver to the Administrative Agent (i) weekly “production monitor” reports and (ii) reasonably detailed weekly claims data prepared by the Borrower.

4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Required Lenders and the Agents to enter into this Amendment, the Borrower represents and warrants to each Lender and the Agents that the following statements are true, correct and complete:

4.1. Power and Authority. Each of the Loan Parties has all requisite corporate or limited liability company power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement as amended hereby.

4.2. Corporate Action. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or limited liability company action on the part of each of the Loan Parties.

4.3. No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of any Loan Party or any of its Subsidiaries, (b) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, (c) any order of any Governmental Authority or arbitrator binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound (except where such violation could not reasonably be expected to have a Material Adverse Effect), and do not and will not require any consent or approval of any Person (other than any approval or consent obtained and is in full force and effect or approvals or consents the failure to obtain could not reasonably be expected to have a Material Adverse Effect or which are not material to the consummation of the transaction contemplated hereby).

4.4. Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Loan Party which is a party hereto and is the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agents’ Liens in all Collateral continue to be valid, binding and enforceable Liens which secure the Obligations to the extent valid, binding and enforceable on the Closing Date, except as enforceability may be affected by applicable bankruptcy, insolvency and similar proceedings affecting the rights of creditors generally, and general principles of equity.

4.5. No Default or Event of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default (other than the Designated Event).

4.6. No Material Adverse Effect. No event, change or condition has occurred since the Closing Date that has caused, or could reasonably be expected to cause, a Material Adverse Effect.

4.7. Representations and Warranties. Each of the representations and warranties contained herein and in the Loan Documents is and will be true and correct in all material respects (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects as of such earlier date).

5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agents (by hand delivery, mail, telecopy or other electronic transmission) by each Loan Party, each Required Lender, and only if and when each of the following conditions is satisfied or waived:

5.1. No Default or Event of Default; Accuracy of Representations and Warranties. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default (other than the Designated Event) shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects as of such earlier date)) and the Administrative Agent shall have received an officer’s certificate from the Borrower confirming the same.

5.2. Amendment to Closing Date Subordinated Credit Agreement. The Administrative Agent shall have received a duly executed copy of an amendment and waiver to the Closing Date Subordinated Credit Agreement substantially in the form attached as Exhibit A hereto, making amendments thereto that correspond to those made herein and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

5.3. Fees and Expenses. The Borrower shall have paid to the Administrative Agent on the Third Amendment Effective Date (a) for the account of each Lender which has consented to this Amendment on or prior to the date hereof, a non-refundable cash fee (the “Initial Amendment Fee”) in an amount equal to 0.50% of the aggregate principal amount of outstanding Term Loans held by each such Lender, which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter, and shall be fully earned and due and payable on the Third Amendment Effective Date and (b) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby (in the case of legal fees and expenses, limited to the reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel for the Administrative Agent); provided that, the Administrative Agent and/or Latham & Watkins LLP shall have provided to the Borrower reasonably detailed supporting backup documentation at least one Business Day prior to the Third Amendment Effective Date.

6. EFFECTIVE DATE. This Amendment shall become effective (the “Third Amendment Effective Date”) as of September 30, 2014 once the conditions set forth in Section 5 of this Amendment are satisfied or waived.

7. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement and other Loan Documents shall mean the Credit Agreement as amended hereby. Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

8. MISCELLANEOUS. Each of the Loan Parties confirms that as amended hereby, each of the Loan Documents to which it is a party is in full force and effect, and that as of the date hereof, none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

9. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

10. NO WAIVER. The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

11. COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document.

12. CAPTIONS; COUNTERPARTS; LENDER DIRECTION. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or other electronic transmission), all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or pdf electronic delivery shall be effective as delivery of a manually executed counterpart hereof. Each of the Lenders party hereto hereby directs Credit Suisse AG, Cayman Islands Branch to execute this Amendment in its capacity as Administrative Agent and Collateral Agent under the Credit Agreement.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Third Amendment to Credit Agreement as of the date set forth above.

AFFIRMATIVE INSURANCE HOLDINGS, INC.,
as Borrower

By:	/s/ Michael J. McClure
Name: Michael J. McClure
Title: CEO

LOAN PARTIES:

AFFIRMATIVE INSURANCE HOLDINGS, INC.
AFFIRMATIVE MANAGEMENT SERVICES, INC.
AFFIRMATIVE SERVICES, INC.
AFFIRMATIVE INSURANCE GROUP, INC.
AFFIRMATIVE UNDERWRITING SERVICES, INC.
AFFIRMATIVE INSURANCE SERVICES, INC. USAGENCIES, L.L.C.
USAGENCIES MANAGEMENT SERVICES, INC.

By:	/s/ Michael J. McClure
Name: Michael J. McClure
Title: CEO

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent

By:	/s/
Name:
Title: Authorized Signatory

By:	/s/
Name:
Title: Authorized Signatory

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

LENDER,
as a Lender

By:	/s/ Lender